Sonic Automotive, Inc. 1 1 Q4 Earnings Review February 28, 2012 Q4 Earnings Review February 28, 2012 Exhibit 99.2

Sonic Automotive, Inc. 2 2
Forward-Looking Statements
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.  Statements that describe our Company’s objectives, plans or goals are also forward-
looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and pre-owned vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending
December 31, 2010 and our Form 10-Q for period ended September 30, 2011.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements.

Sonic Automotive, Inc. 3 3
Sonic Automotive Q4 2011
Sonic Automotive Q4 2011
o
Quarter in Review
o
Financial Results
o
Operations Recap
o
Summary and Outlook
o
Quarter in Review
o
Financial Results
o
Operations Recap
o
Summary and Outlook

Sonic Automotive, Inc. 4 4
Overall Results
Overall Results
Strong revenue growth – up 12%
New vehicle revenue up 15% - volume up 12% - exceeds
industry growth
Pre-owned revenue up 12%
F&I revenue up 19%
Fixed Operations revenue up 2%
Adjusted SG&A to gross declined to 76.6% (1)
Adjusted income from continuing operations up $8M or 46% (1)
Adjusted Q4 2011 diluted EPS from continuing operations was
$0.43 per share vs $0.30 in prior year period (1)
Strong revenue growth – up 12%
New vehicle revenue up 15% - volume up 12% - exceeds
industry growth
Pre-owned revenue up 12%
F&I revenue up 19%
Fixed Operations revenue up 2%
Adjusted SG&A to gross declined to 76.6% (1)
Adjusted income from continuing operations up $8M or 46% (1)
Adjusted Q4 2011 diluted EPS from continuing operations was
$0.43 per share vs $0.30 in prior year period (1)
(1) – See appendix for reconciliation to GAAP amounts
. (1) – See appendix for reconciliation to GAAP amounts
.

Sonic Automotive, Inc.
Adjusted Q4 and Full Year Results
(1)
Adjusted Q4 and Full Year Results
(1)
B/(W) than Q4
2010
B/(W) than FY
2010
(amounts in millions, except per share data)
Q4
2011
$ % 2011 $ %
Revenue $ 2,071 $ 226 12% $ 7,871 $ 990 14%
Gross Profit $ 305 $ 21 7% $ 1,209 $ 94 9%
Operating Profit (1) $ 61 $ 10 19% $ 223 $ 39 21%
Continuing Ops:
Profit (after tax) (1) $ 25 $ 8 46% $ 83 $ 26 45%
Diluted EPS (1) $ 0.43 $ 0.13 43% $ 1.39 $ 0.40 40%
5 5
`
(1) – See appendix for reconciliation to GAAP amounts.

Sonic Automotive, Inc. SG&A to Gross (1) SG&A to Gross (1) 220 bps improvement in both periods Q4 2010 Q4 2011 FY 2010 FY 2011 (1) – See appendix for reconciliation to GAAP amounts.

Sonic Automotive, Inc.
Capital Spending
Capital Spending
7 7
(amounts in millions)
YTD Q4 2011 Estimated
2012
Real Estate Acquisitions $ 91.4 $ 14.5
All Other Cap Ex 67.3 118.9
Subtotal $ 158.7 $ 133.4
Less: Mortgage Funding (54.4) (33.5)
Total Cash Used – Cap Ex $ 104.3 $ 99.9

Sonic Automotive, Inc. 8 8
Debt Covenants
Debt Covenants
Covenant
Actual Q4
2011
Memo:
March 2012
Covenant
Liquidity Ratio >= 1.05 1.13 >= 1.10
Fixed Charge Coverage Ratio >= 1.15 1.65 >= 1.20
Total Lease Adjusted Leverage
Ratio
<= 5.50 4.02 <= 5.50
Compliant with all Covenants

Sonic Automotive, Inc.
New Vehicles
New Vehicles
Q4 2011 Q4 2010 B/(W)
Retail Volume 30,928 27,011 14.5%
Total Volume (including fleet)
32,868 29,300 12.2%
Selling Price $ 36,074 $ 35,297 2.2%
Gross Margin % 6.1% 6.3% (20 bps)
GPU $ 2,189 $ 2,225 ($ 35)
Gross Profit $ 72 million $ 65 million 10.4%
9 9

Sonic Automotive, Inc.
Pre-Owned Retail Vehicles
Pre-Owned Retail Vehicles
Q4 2011 Q4 2010 B/(W)
Retail Volume 23,880 21,429 11.4%
Pre-Owned Related Gross* $ 73 million $ 66 million $ 7 million
Pre-Owned to New Ratio .77 to 1 .79 to 1
10 10
* - Includes: pre-owned gross + pre-owned reconditioning gross + pre-owned F&I gross
11 Consecutive
Quarters of
Double-Digit
Volume Growth

Sonic Automotive, Inc. Pre-Owned Retail Vehicle Units Pre-Owned Retail Vehicle Units 11 -Average Sold / Month / Store Compounded Annual Growth Rate (CAGR): Since 2008 – 15.2% Since 2006 – 11.0%

Sonic Automotive, Inc. Fixed Operations Fixed Operations Revenue Gross Profit 12 12 Customer Pay gross up 4% Overall gross profit up 2% despite lower warranty activity

Sonic Automotive, Inc.
Fixed Operations Revenue
Fixed Operations Revenue
13
(Amounts in millions)
• Revenue grew $34 million on average each year over the last five years
• Revenue growth in four of the last five years

Sonic Automotive, Inc. 14
Summary
Summary
Automotive retail industry continues its recovery
SAAR rose steadily throughout 2011
Base business continues to grow
New vehicle market share continues to increase
Pre-Owned retail vehicle volume continues to grow at
double-digit rate
F&I and fixed operations are benefiting from higher
levels of retail activity
Investment in technology will continue
Automotive retail industry continues its recovery
SAAR rose steadily throughout 2011
Base business continues to grow
New vehicle market share continues to increase
Pre-Owned retail vehicle volume continues to grow at
double-digit rate
F&I and fixed operations are benefiting from higher
levels of retail activity
Investment in technology will continue

Sonic Automotive, Inc.
2012 Outlook
2012 Outlook
• Expect New Vehicle SAAR of 13.5 Million
• Pre-Owned Vehicle Growth in High Single Digits
• Property Purchases to Continue
• Expect SG&A to be Below 78%
• Targeting 2012 Diluted EPS from Continuing
Operations of $1.55 - $1.65
• Expect New Vehicle SAAR of 13.5 Million
• Pre-Owned Vehicle Growth in High Single Digits
• Property Purchases to Continue
• Expect SG&A to be Below 78%
• Targeting 2012 Diluted EPS from Continuing
Operations of $1.55 - $1.65
15 15

Sonic Automotive, Inc. 16 16

Sonic Automotive, Inc. 17 17
Reconciliation of Non-GAAP Financial Information
Three Months Ended December 31, Adjusted 2011 B/(W)
2011 2010
than Adjusted 2010
($ in millions, shares in
thousands, except per share data)
As
Reported Adjustments
As
Adjusted
As
Reported Adjustments
As
Adjusted $ %
Revenues 2,070.8 $      - $                         2,070.8 $      1,844.9 $      - $                         1,844.9 $      225.9 $      12.2%
Gross profit 305.3            -                            305.3            284.5            -                            284.5            20.8           7.3%
Gross margin 14.7% 14.7% 15.4% 15.4% (70) bps
SG&A (240.8)           6.8                        (234.0)           (224.2)           -                            (224.2)           (9.8)           4.4%
SG&A as % of gross profit 78.9% 76.6% 78.8% 78.8% 220 bps
Impairment charges (1.0)                1.0                        -                     (0.1)                0.1                        -                     -                 -
Depreciation and amortization (10.6)             -                            (10.6)             (9.3)                -                            (9.3)                (1.3)           14.0%
Operating income 52.9              7.8                        60.7              50.9              0.1                        51.0              9.7             19.0%
Operating margin 2.6% 2.9% 2.8% 2.8% (10) bps
Interest expense, floor plan (4.9)                -                            (4.9)                (5.9)                -                            (5.9)                1.0             (16.9%)
Interest expense, other, net (14.7)             -                            (14.7)             (15.3)             -                            (15.3)             0.6             (3.9%)
Interest expense, non-cash (1.7)                -                            (1.7)                (1.2)                (0.5)                       (1.7)                -                 -
Other income (expense), net (0.3)                -                            (0.3)                -                     -                            -                     (0.3)           -
Income (loss) from continuing operations 20.4              5.0                        (1) 25.4              65.8              (48.4)                     (2) 17.4              8.0             46.0%
Income (loss) from discontinued operations 0.1                 0.4                        (1) 0.5                 (1.4)                0.5                        (2) (0.9)                1.4             (155.6%)
Net income (loss) 20.5 $           5.4 $                     25.9 $           64.4 $           (47.9) $                  16.5 $           9.4 $          57.0%
Diluted earnings (loss) per common share:
Earnings (loss) per share
   from continuing operations 0.35 $           0.08 $                   0.43 $           1.02 $           (0.72) $                  0.30 $           0.13 $        43.3%
Earnings (loss) per share from
   discontinued operations -                 -                        -                 (0.02)             -                        (0.02)             0.02           (100.0%)
Earnings (loss) per common share 0.35 $           0.08 $                   0.43 $           1.00 $           (0.72) $                  0.28 $           0.15 $        53.6%
Weighted average shares outstanding 64,467          64,467          66,042          66,042
(1) Represents tax-effected amounts related to lease exit adjustments, legal settlement charges, and property impairment charges.
(2) Represents tax-effected amounts related to lease exit adjustments, property impairment charges, interest rate swaps and tax items.

Sonic Automotive, Inc. 18 18
Reconciliation of Non-GAAP Financial Information
Year Ended December 31, Adjusted 2011 B/(W)
2011 2010
than Adjusted 2010
($ in millions, shares in
thousands, except per share data)
As
Reported Adjustments
As
Adjusted
As
Reported Adjustments
As
Adjusted $ %
Revenues 7,871.3 $      - $                         7,871.3 $      6,880.8 $      - $                         6,880.8 $      990.5 $      14.4%
Gross profit 1,209.1         -                            1,209.1         1,114.7         -                            1,114.7         94.4           8.5%
Gross margin 15.4% 15.4% 16.2% 16.2% (80) bps
SG&A (952.4)           6.8                        (945.6)           (896.7)           0.7                        (896.0)           (49.6)         5.5%
SG&A as % of gross profit 78.8% 78.2% 80.4% 80.4% 220 bps
Impairment charges (1.2)                1.2                        -                     (0.2)                0.2                        -                     -                 -
Depreciation and amortization (40.7)             -                            (40.7)             (35.2)             -                            (35.2)             (5.5)           15.6%
Operating income 214.8            8.0                        222.8            182.6            0.9                        183.5            39.3           21.4%
Operating margin 2.7% 2.8% 2.7% 2.7% (10) bps
Interest expense, floor plan (19.6)             -                            (19.6)             (21.5)             -                            (21.5)             1.9             (8.8%)
Interest expense, other, net (60.7)             -                            (60.7)             (63.3)             1.5                        (61.8)             1.1             (1.8%)
Interest expense, non-cash (7.5)                -                            (7.5)                (11.8)             4.9                        (6.9)                (0.6)           8.7%
Other income (expense), net (1.0)                -                            (1.0)                (7.5)                7.7                        0.2                 (1.2)           (600.0%)
Income (loss) from continuing operations 77.6              5.0                        (1) 82.6              95.9              (39.1)                     (2) 56.8              25.8           45.4%
Income (loss) from discontinued operations (1.3)                (0.5)                       (1) (1.8)                (6.0)                0.7                        (2) (5.3)                3.5             (66.0%)
Net income (loss) 76.3 $           4.5 $                     80.8 $           89.9 $           (38.4) $                  51.5 $           29.3 $        56.9%
Diluted earnings (loss) per common share:
Earnings (loss) per share
   from continuing operations 1.31 $           0.08 $                   1.39 $           1.58 $           (0.59) $                  0.99 $           0.40 $        40.4%
Earnings (loss) per share from
   discontinued operations
(0.02)             (0.01)                     (0.03)             (0.09)             0.01                      (0.08)             0.05           (62.5%)
Earnings (loss) per common share 1.29 $           0.07 $                   1.36 $           1.49 $           (0.58) $                  0.91 $           0.45 $        49.5%
Weighted average shares outstanding 65,464          65,464          65,794          65,794
(1) Represents tax-effected amounts related to lease exit adjustments, legal settlement charges, and property impairment charges.
(2) Represents tax-effected amounts related to hail damage, lease exit adjustments, property impairment charges, interest rate swaps, debt restructuring and tax items.

Sonic Automotive, Inc. 19 19
Reconciliation of Non-GAAP Financial Information
Three Months Ended December 31, 2011
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 20.4 $                52,194                   0.1 $                  52,194                   20.5 $                52,194
Effect of dilutive securities:
Two class method (0.3)                    -                             -                       -                             (0.3)                    -
Contingently convertible debt 2.3                     11,713                   -                       11,713                   2.3                     11,713
Stock compensation plans -                       560                        -                       560                        -                       560
Reported diluted 22.4                   64,467                   0.35 $       0.1                     64,467                   - $        22.5                   64,467                   0.35 $
Adjustments (tax-effected):
Lease exit adjustments
   and legal settlement charges 4.4                     -                             0.3                     -                             4.7                     -
Property impairment charges 0.6                     -                             -                       -                             0.6                     -
Subtotal 27.4                   64,467                   0.43 $       0.4                     64,467                   - $        27.8                   64,467                   0.43 $
Effect of dilutive securities:
Two class method -                       -                             -                       -                             -                       -
Adjusted diluted 27.4 $                64,467                   0.43 $       0.4 $                  64,467                   - $        27.8 $                64,467                   0.43 $

Sonic Automotive, Inc. 20 20
Reconciliation of Non-GAAP Financial Information
Three Months Ended December 31, 2010
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 65.8 $                52,401                   (1.4) $                 52,401                   64.4 $                52,401
Effect of dilutive securities:
Two class method (0.6)                    -                             -                       -                             (0.6)                    -
Contingently convertible debt 2.3                     12,890                   -                       12,890                   2.3                     12,890
Stock compensation plans -                       751                        -                       751                        -                       751
Reported diluted 67.5                   66,042                   1.02 $       (1.4)                    66,042                   (0.02) $     66.1                   66,042                   1.00 $
Adjustments (tax-effected):
Property impairment charges
0.1                     -                             -                       -                             0.1                     -
Interest rate swaps (0.3)                    -                             -                       -                             (0.3)                    -
Lease exit adjustments -                       -                             0.6                     -                             0.6                     -
Tax items (48.2)                  -                             -                       -                             (48.2)                  -
Subtotal 19.1                   66,042                   0.29 $       (0.8)                    66,042                   (0.01) $     18.3                   66,042                   0.28 $
Effect of dilutive securities:
Two class method 0.5                     -                             (0.5)                    -                             -                       -
Adjusted diluted 19.6 $                66,042                   0.30 $       (1.3) $                 66,042                   (0.02) $     18.3 $                66,042                   0.28 $

Sonic Automotive, Inc. 21 21
Reconciliation of Non-GAAP Financial Information
Year Ended December 31, 2011
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 77.6 $                52,358                   (1.3) $                 52,358                   76.3 $                52,358
Effect of dilutive securities:
Two class method (0.9)                    -                             -                       -                             (0.9)                    -
Contingently convertible debt 9.3                     12,517                   -                       12,517                   9.3                     12,517
Stock compensation plans -                       589                        -                       589                        -                       589
Reported diluted 86.0                   65,464                   1.31 $       (1.3)                    65,464                   (0.02) $     84.7                   65,464                   1.29 $
Adjustments (tax-effected):
Lease exit adjustments
   and legal settlement charges
4.2                     -                             (0.4)                    -                             3.8                     -
Property impairment charges 0.7                     -                             -                       -                             0.7                     -
Subtotal 90.9                   65,464                   1.39 $       (1.7)                    65,464                   (0.03) $     89.2                   65,464                   1.36 $
Effect of dilutive securities:
Two class method (0.1)                    -                             -                       -                             (0.1)                    -
Adjusted diluted 90.8 $                65,464                   1.39 $       (1.7) $                 65,464                   (0.03) $     89.1 $                65,464                   1.36 $

Sonic Automotive, Inc. 22 22
Reconciliation of Non-GAAP Financial Information
Year Ended December 31, 2010
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 95.9 $                52,214                   (6.0) $                 52,214                   89.9 $                52,214
Effect of dilutive securities:
Two class method (0.9)                    -                             -                       -                             (0.9)                    -
Contingently convertible debt 9.0                     12,890                   0.1                     12,890                   9.1                     12,890
Stock compensation plans -                       690                        -                       690                        -                       690
Reported diluted 104.0                 65,794                   1.58 $       (5.9)                    65,794                   (0.09) $     98.1                   65,794                   1.49 $
Adjustments (tax-effected):
Hail damage
0.4                     -                             -                       -                             0.4                     -
Property impairment charges 0.2                     -                             -                       -                             0.2                     -
Interest rate swaps 3.0                     -                             -                       -                             3.0                     -
Debt restructuring 5.6                     -                             -                       -                             5.6                     -
Lease exit adjustments
-                       -                             0.6                     -                             0.6                     -
Tax items (48.2)                  -                             -                       -                             (48.2)                  -
Subtotal 65.0                   65,794                   0.99 $       (5.3)                    65,794                   (0.08) $     59.7                   65,794                   0.91 $
Effect of dilutive securities:
Two class method 0.3                     -                             -                       -                             0.3                     -
Adjusted diluted 65.3 $                65,794                   0.99 $       (5.3) $                 65,794                   (0.08) $     60.0 $                65,794                   0.91 $